UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

BOLT TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(203) 853-0700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.            Results of Operations and Financial Condition.

On January 22, 2014, Bolt Technology Corporation (the “Company”) issued a press release announcing the Company’s results of operations for the second quarter and the first six months of fiscal year 2014. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the portion of the exhibit attached hereto relating to the Company’s results of operations for the second quarter and the first six months of fiscal year 2014, is being furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 8—Other Events

Item 8.01.            Other Events.

On January 22, 2014, the Company issued a press release announcing that the Board of Directors of the Company approved a quarterly dividend of $0.09 per common share to be paid on April 2, 2014 to stockholders of record on March 5, 2014. Future quarterly dividends will be subject to Board approval. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)         Exhibits. The portion of the following exhibit relating to the Company’s results of operations for the second quarter and the first six months of fiscal year 2014 is furnished pursuant to Item 2.02.

Exhibit No.	Description

99.1	Press release issued January 22, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board and
Chief Executive Officer)

Dated:  January 22, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press release issued January 22, 2014